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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2003

TRANSKARYOTIC THERAPIES, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-21481 (Commission File Number)	04-3027191 (IRS Employer Identification No.)
700 Main Street, Cambridge MA 02139 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 617-349-0200

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

        On July 29, 2003, Transkaryotic Therapies, Inc. announced its financial results for the quarter ended June 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2003	TRANSKARYOTIC THERAPIES, INC.
	By:	/s/ GREGORY D. PERRY Gregory D. Perry Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 29, 2003

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  Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX